[UBS LOGO]

     UBS RETIREMENT MONEY FUND

     PROSPECTUS

     AUGUST 29, 2003




      This prospectus offers shares of this money market fund to individual retirement accounts and qualified retirement plans.

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.



              ---------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
              ---------------------------------------------------






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UBS RETIREMENT MONEY FUND
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CONTENTS

THE FUND
What every investor should know about the fund
    Investment Objective, Strategies and Risks..............  Page 3
    Performance.............................................  Page 4
    Expenses and Fee Tables.................................  Page 5
    More About Risks and Investment Strategies..............  Page 6

YOUR INVESTMENT
Information for managing your fund account
    Managing Your Fund Account..............................  Page 7
     -- Buying Shares
     -- Selling Shares
     -- Retirement Plan Withdrawals
     -- Pricing and Valuation

ADDITIONAL INFORMATION
Additional important information about the fund
    Management..............................................  Page 13
    Dividends and Taxes.....................................  Page 14
    Financial Highlights....................................  Page 15
    Where to learn more about the fund......................  Back Cover

           ----------------------------------------------------------
           THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.
           ----------------------------------------------------------

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2                                                    UBS Global Asset Management




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INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ('UBS Global AM') to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

 Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

 Interest Rate Risk -- The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

 Foreign Investing Risk -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

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UBS Global Asset Management                                                    3





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PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year.

The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN



                                       Calendar Year
               1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
Total Return   2.62%  3.61%  5.39%  4.88%  5.00%  4.93%  4.60%  5.83%  3.73%  1.22%

Total return January 1 to June 30, 2003  --  0.28%

Best quarters during years shown: 3rd and 4th quarters, 2000  --  1.51%

Worst quarter during years shown: 4th quarter, 2002  --  0.24%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2002

One Year....................................................   1.22%
Five Years..................................................   4.05%
Ten Years...................................................   4.17%

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EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................   None
Maximum Deferred Sales Charge (Load) (as a % of offering
  price)....................................................   None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................   0.38%
Service (12b-1) Fees........................................   0.13%*
Other Expenses..............................................   0.25%
                                                               ----
Total Annual Fund Operating Expenses**......................   0.76%
                                                               ----
                                                               ----

---------------------

* The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

** UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees or reimburse expenses. Waivers/reimbursements may affect the fund's performance.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          ------   -------   -------   --------
                           $78      $243      $422       $942

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UBS Global Asset Management                                                    5





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MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit Risk. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.

Interest Rate Risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.

Foreign Investing Risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

ADDITIONAL RISK

Structured Security Risk. The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon UBS Global AM's assessment of the relative values of various money market instruments and future interest rate patterns.
UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.
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6                                                    UBS Global Asset Management





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MANAGING YOUR FUND ACCOUNT

BUYING SHARES

Introduction. Fund shares are offered to retirement plans, including individual retirement accounts, through brokerage accounts established as retirement plan sweep accounts at UBS Financial Services Inc. or one of its correspondent firms. The types of retirement plans that are eligible to buy fund shares are described below. You can open a retirement plan sweep account by contacting your Financial Advisor.

Upcoming Changes. UBS Financial Services Inc. will be implementing changes to retirement plan sweep accounts later this year. These changes are expected to become effective on or after September 8, 2003. (Your Financial Advisor will be able to provide you with more information on the timing of the changes as that date approaches.) These changes will limit the ability of many investors to purchase shares of the fund. Instead, UBS Financial Services Inc. will make bank deposit accounts available to affected investors. Investors who are eligible to participate in the new account sweep arrangements are referred to as 'eligible participants' below to distinguish them from other investors in the fund. A more detailed explanation of who is an eligible investor appears below.

When the changes take effect, UBS Financial Services Inc. retirement plan sweep accounts of eligible participants will automatically default to the new Deposit Account Sweep Program. This means that free cash balances of eligible participants will be automatically deposited in bank deposit accounts, not the fund. This will occur without dollar limit, if no cap is selected by the investor. If a cap is selected, available balances in excess of such limit will be automatically invested in the fund. UBS Financial Services Inc. will require a threshold (e.g., $100,000 for individual ownership and $200,000 for joint ownership accounts) before redirection of balances to the fund. After a cap is reached, uninvested cash will be invested as if the investor were a 'non-eligible participant.' Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

If you would like to place a limit on the amount of available cash that defaults to the Deposit Sweep Program, contact your Financial Advisor or correspondent firm.

Background Information. Your order to buy fund shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund's custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

The fund has adopted a plan under rule 12b-1 under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets.

The fund, UBS Financial Services Inc. and UBS Global AM reserve the right to reject a

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UBS Global Asset Management                                                    7




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purchase order or suspend the offering of fund shares.

MINIMUM INVESTMENTS

There is a $25 minimum for the first purchase and no minimum for subsequent purchases. The fund may change its minimum investment requirements at any time.

BUYING SHARES AUTOMATICALLY

Non-Eligible Participants. You must open your fund account with an initial investment of $25 or more. Once your fund account is opened, immediately available funds in your retirement plan sweep account are automatically invested in the fund on a daily basis for settlement the next business day, when federal funds normally are available. For cash balances arising from the sale of securities held in a retirement plan sweep account, federal funds availability can sometimes take longer. This sweep will not take place if the fund account value after the investment would be less than $25.

Eligible Participants. Prior to the effective date of the sweep changes, eligible participants opening accounts will buy shares of the fund automatically until the effective date as described above for non-eligible participants. After the effective date, UBS Financial Services Inc. retirement plan sweep accounts will automatically default to the new Deposit Account Sweep Program as noted above.

BUYING SHARES BY CHECK

You may buy fund shares by depositing a check from a US bank into your retirement plan sweep account. You should make your check payable to UBS Retirement Money Fund and include your retirement plan sweep account number on the check. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) will be able to buy shares by check after the effective date of the changes.

Federal funds are deemed available to the fund two business days after the deposit of a personal check and one business day after deposit of a cashier's or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks if they are converted to federal funds in less than two business days.

BUYING SHARES BY WIRE

You may buy fund shares by instructing your bank to transfer federal funds by wire to:

  UBS AG
  ABA 026007993
  UBS Financial Services Inc. -- Retirement Money Fund
  A/C 101WA258640000
  [Account Name]/[Brokerage Account Number]

The wire must include your name and retirement plan brokerage account number. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) will be able to buy shares by wire after the effective date of the sweep changes. Investors wishing to transfer federal funds directly into their retirement plan sweep accounts should contact their
UBS Financial Services Inc. Financial Advisors or correspondent firms for appropriate wire instructions. If UBS Financial Services Inc. receives a notice from your bank of a wire transfer of federal funds for a purchase of fund
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8                                                    UBS Global Asset Management




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shares by 12:00 noon, Eastern time, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire purchases.

RETIREMENT PLANS ELIGIBLE TO BUY FUND SHARES

Retirement plans available through UBS Financial Services Inc. that are eligible to buy fund shares (subject to the changes noted above) include:

 individual retirement accounts (e.g., traditional, rollover and 'SIMPLE' IRAs);

 simplified employee pension plans;

 cash or deferred arrangements (i.e., 401(k) plans, including SIMPLE 401(k) plans);

 profit sharing plans;

 money purchase plans;

 defined benefit plans;

 target benefit plans; and

 self-employed plans (i.e., 'Keoghs').

Other retirement plans also may hold assets in custody at UBS Financial Services Inc. or its correspondent firms and may be eligible to buy fund shares. Contact your Financial Advisor for more information regarding these retirement plans.

Although the amount that you may contribute to a retirement plan in any one year is subject to certain limitations, you may invest and reinvest assets already held in a retirement plan without regard to these limitations.

If UBS Financial Services Inc., UBS Global AM, UBS Fiduciary Trust Company or any of their affiliates serve as investment manager for, provide investment advice to, or otherwise are fiduciaries within the meaning of the Employee Retirement Income Security Act or the Internal Revenue Code to, the retirement plan, the plan may not buy fund shares. This prohibition does not include retirement plans for which UBS Financial Services Inc., UBS Global AM, UBS Fiduciary Trust Company or an affiliate may be considered a fiduciary solely because it sponsors a master or prototype plan or because it provides nondiscretionary trust services to a retirement plan.

SELLING SHARES

You may sell your shares by contacting your Financial Advisor. Your fund shares will also be sold automatically to settle any outstanding securities purchases or other debits to your retirement plan sweep account, unless you instruct your Financial Advisor otherwise. Some investors may also be able to use the checkwriting service to sell shares.

If you become a participant in the Deposit Account Sweep Program and also own shares of the fund, shares of the fund are always sold first to settle any outstanding securities purchases or other debits to your retirement plan sweep account. If there are insufficient amounts in the fund, then cash withdrawals will be made from your bank deposit account to satisfy the debits.

If the proceeds from selling your fund shares remain in the retirement plan sweep account, the adverse tax consequences described below for certain retirement plan distributions will not occur.

More Information Regarding 'Eligible Participants.' Eligible participants are individuals,
--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9




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sole proprietors and governmental entities. Custodial accounts are also Eligible
Participants if each beneficiary is an Eligible Participant. 'Eligible Participants' do not include participants that are (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended, (c) trusts or estates, (d) enrolled in UBS Financial Services Inc. Investment Consulting Services programs (other than InsightOneSM and Employee Self Directed Accounts) or Private Wealth SolutionsSM, (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended ('ERISA').

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $25. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $25 or more within 60 days. This notice may appear on your account statement.

If you sell all your shares, you will receive cash credits to your retirement plan sweep account for dividends earned on those shares to the date of sale.

If you want to sell shares that you purchased recently, the fund may delay payment to assure that it has received good payment. If you bought shares by check, this can take up to 15 days.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

You will receive confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

RETIREMENT PLAN WITHDRAWALS

A participant's withdrawals from a retirement plan are generally taxable as ordinary income for federal income tax purposes unless they are rolled over tax-free to another eligible retirement plan. Withdrawals prior to the time the participant reaches age 59 1/2, becomes permanently disabled or, for certain employer-sponsored plans, is separated from service of the employer who sponsored the plan after reaching age 55, may be subject to an additional 10% penalty tax. Certain distributions from qualified plans which are eligible for

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rollover treatment will be subject to mandatory 20% withholding if not directly rolled over to an eligible retirement plan. You should consult your tax adviser concerning the timing and tax consequences of withdrawals from your retirement plan and whether an exemption from the 10% penalty tax might apply. The plan administrator of a qualified plan is required to provide plan participants with a written explanation of the participant's right to make a direct rollover of eligible distributions and the withholding consequences of not doing so. Sales of your fund shares through the fund's checkwriting service or systematic withdrawal plan, described below, are treated for federal income tax purposes as taxable withdrawals from your retirement plan and are reported as such to the Internal Revenue Service. As a result, any of these actions could have adverse tax consequences.

You may use the fund's checkwriting services or systematic withdrawal plan only if:

  you are eligible for distributions from your retirement plan;

  your retirement plan permits participants to direct the investment of their retirement plan balances; and

  you are at least 59 1/2 years old or, for certain employer-sponsored plans, you have reached at least age 55 and are separated from service of the employer who sponsored the plan.

For retirement plans that do not permit participants to direct the investment of their plan balances, only the plan fiduciary with investment responsibility may use the checkwriting service or participate in the fund's systematic withdrawal plan.

You may obtain more information about these programs and obtain the forms needed to participate from your Financial Advisor.

UBS Financial Services Inc. may modify or terminate the check writing service or systematic withdrawal plan (discussed below) at any time or impose service fees for these programs.

Checkwriting Service. If you are approved for distributions you may elect to establish checkwriting privileges on your account. Checks may be written for any dollar amount.

Checks will be cleared against the 'total withdrawal limit' of a shareholder's UBS Financial Services Inc. brokerage account. The withdrawal limit includes uninvested cash in the brokerage account and balances in money funds or other sweep options.

The date on which the fund's transfer agent or UBS Financial Services Inc. processes the check, not the date you write on it, determines the year in which the distribution is reported to the Internal Revenue Service. If you must take annual required distributions by December 31 in a given year, you need to allow sufficient time for processing your check.

Shareholders will receive copies of their canceled checks. If you have insufficient funds in your account, the check will be returned to the payee. You should not attempt to sell all the shares in your fund account by writing a check because the amount of fund shares is likely to change each day. You also should not use the checks to transfer money from a retirement sweep account to another account, correct excess contributions to a retirement plan or withdraw amounts classified as voluntary contributions to a retirement plan. Your checks may not be used to purchase securities in

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11




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transactions with UBS Financial Services Inc., written for cash or used to close your account. All sales of fund shares by check will be reported to the Internal Revenue Service as taxable distributions. Charges may be imposed for specially imprinted checks, additional copies of canceled checks, stop payment orders and checks returned for insufficient funds. Charges that you do not otherwise pay may be satisfied through the automatic sale of an appropriate number of your fund shares or a charge against your brokerage account. There will be no withholding election for checks written against your account. To establish checking or request a reorder contact your Financial Advisor.

Systematic Withdrawal Plan. Systematic Withdrawal Plans may be established to deduct funds from your withdrawal limit on your UBS Financial Services Inc. brokerage account for a specified dollar amount, weekly, semi-monthly, monthly, quarterly or semi-annually or annually. The minimum withdrawal amounts under the systematic withdrawal plan are $1.00. The systematic withdrawal check will be mailed directly to your address of record or deposited into a non-retirement plan account held at UBS Financial Services Inc. Participation in the plan may result in the automatic sale of a portion of your shares in the fund.

PRICING AND VALUATION

The price of fund shares is based on net asset value. The net asset value per share is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund's net asset value per share is expected to be $1.00, although this value is not guaranteed.

The fund typically calculates net asset value per share once each business day at 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund accepts your order. Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic program described above.

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MANAGEMENT

INVESTMENT ADVISOR AND SUB-ADVISOR

UBS Financial Services Inc. is the fund's investment advisor and administrator. UBS Financial Services Inc. is a Delaware corporation located at 1285 Avenue of the Americas, New York, New York, 10019-6028. UBS Global Asset Management (US) Inc. ('UBS Global AM') is the fund's principal underwriter, sub-adviser and sub-administrator. UBS Global AM is a Delaware corporation located at 51 West 52nd Street, New York, New York 10019-6114. UBS Financial Services Inc. and UBS Global AM are investment advisers registered with the US Securities and Exchange Commission. UBS Financial Services Inc. and UBS Global AM are indirect, wholly owned subsidiaries of UBS AG ('UBS'). As of June 30, 2003, UBS Global AM had approximately $70.5 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $415.2 billion in assets under management as of June 30, 2003. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services industry.

ADVISORY FEES

The fund paid advisory and administration fees to UBS Financial Services Inc. for the fiscal year ended June 30, 2003 at the effective annual rate of 0.38% of its average daily net assets.

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UBS Global Asset Management                                                   13






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DIVIDENDS AND TAXES

DIVIDENDS

The fund declares dividends daily and pays them monthly. The fund may distribute all or a portion of its short-term capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also distribute all or a portion of its short-term capital gains to the extent necessary to maintain its share price at $1.00.

You will receive dividends in additional shares of the fund. Shares earn dividends on the day they are purchased but not on the day they are sold.

The fund notifies its shareholders following the end of each calendar year of the amount of all dividends paid that year.

TAXES

Retirement plan participants ordinarily do not pay taxes on dividends they receive on fund shares until they withdraw the proceeds from the plan.

Generally, withdrawals from a retirement plan will be taxable as ordinary income. Withdrawals will be subject to an additional tax equal to 10% of the amount distributed unless the withdrawals are used to pay certain higher education expenses, certain acquisition costs of first-time home buyers, or in certain situations, are made after the participant:

  reaches age 59 1/2;

  becomes permanently disabled; or

  for certain employer-sponsored plans, reaches at least age 55 and separates from service of the employer who sponsored the plan.

You should consult your tax adviser concerning the timing and tax consequences of withdrawals from your retirement plan.

The failure of a retirement plan to make sufficient distributions to a participant after the participant reaches age 70 1/2 may be subject to an excise tax. Moreover, certain contributions to a retirement plan in excess of the amounts permitted by law may be subject to an excise tax.

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14                                                   UBS Global Asset Management





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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling 1-800-647 1568.

                                                                    FOR THE YEARS ENDED JUNE 30,
                                                   --------------------------------------------------------------
                                                      2003         2002         2001         2000         1999
                                                      ----         ----         ----         ----         ----
Net asset value, beginning of year...............  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                   ----------   ----------   ----------   ----------   ----------
Net investment income............................       0.008        0.020        0.053        0.050        0.046
Dividends from net investment income.............       0.008       (0.020)      (0.053)      (0.050)      (0.046)
                                                   ----------   ----------   ----------   ----------   ----------
Net asset value, end of year.....................  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                   ----------   ----------   ----------   ----------   ----------
Total investment return(1).......................        0.83%        2.04%        5.45%        5.14%        4.66%
                                                   ----------   ----------   ----------   ----------   ----------
                                                   ----------   ----------   ----------   ----------   ----------
Ratios/Supplemental Data:
Net assets, end of year (000's)..................  $7,133,893   $6,674,398   $6,255,259   $4,869,919   $5,090,938
Expenses to average net assets...................        0.76%        0.74%        0.71%        0.71%        0.71%
Net investment income to average net assets......        0.82%        1.99%        5.27%        5.02%        4.55%

---------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in its annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and its SAI by contacting the fund directly at 1-800-647 1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942 8090. You can get copies of reports and other information about the fund:

 For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

 Free from the EDGAR Database on the SEC's Internet website at:
 http://www.sec.gov

UBS RMA Money Fund Inc.
 -- UBS Retirement Money Fund
Investment Company Act File No. 811-3503

'c' 2003 UBS Financial Services Inc. All rights reserved.
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   August 29, 2003



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